UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 20, 2001
     ----------------------------------------------------------------------
                                 LECHTERS, INC.

               (Exact name of registrant as specified in charter)

        New Jersey                         000-17870              13-2821526
------------------------------           ---------------     -------------------
(State or other jurisdiction              (Commission          (IRS Employer
     of incorporation)                    File Number)       Identification No.)

One Cape May Street, Harrison, New Jersey                             07029
-----------------------------------------                           -----------
(Address of principal executive offices)                            (Zip Code)

       Registrant's telephone number, including area code: (973) 418-1100
                                                          --------------

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS

         On May 21, 2001, Lechters, Inc., a New Jersey corporation (the "Company") filed a petition for bankruptcy protection in the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"). The Company intends to request permission from the Securities and Exchange Commission (the "Commission") to file monthly operating reports ( the "Reports"), which must be filed each month with the Bankruptcy Court, with the Commission in lieu of filing its annual and quarterly reports on Forms 10-K and 10-Q. The Report for the period May 21, 2001 through July 7, 2001 is attached as exhibit 99.1 to this current report, and was filed with the Bankruptcy Court on July 20, 2001.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Financial Statements of the Business Acquired.

                  Not Applicable.

         (b)      Pro Forma Financial Information and Exhibits.
                  ---------------------------------------------

                  Not Applicable.

         (c)      Exhibits
                  --------

                     99.1 Monthly Operating Report for the period May 21, 2001 through July 7, 2001.

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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 23, 2001

                                 LECHTERS, INC.

                                 By: /s/ Daniel L. Anderton
                                    --------------------------------------------
                                    Name:  Daniel L. Anderton
                                    Title: President and Chief Executive Officer


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